UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 18, 2015
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On August 18, 2015, the web site BioTuesdays published an interview with James Caruso, the Chief Executive Officer of Cellectar Biosciences, Inc. (the “Company”). A copy of the article is furnished as Exhibit 99.1 and is incorporated by reference herein.

On August 21, 2015, the Company issued a press release introducing its Phospholipid ether-Drug Conjugate (“PDC”) platform for expanding the use of its proprietary small-molecule cancer targeting and delivery technology for targeted delivery of chemotherapeutics. A copy of the release is furnished as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
99.1	BioTuesdays article dated August 18, 2015, entitled “Cellectar Biosciences refocusing on therapeutics”
99.2	Press release dated August 21, 2015, entitled “Cellectar Biosciences Introduces Phospholipid Ether-Drug Conjugate (PDC) Platform for Targeted Delivery of Chemotherapeutics”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2015	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title
99.1	BioTuesdays article dated August 18, 2015, entitled “Cellectar Biosciences refocusing on therapeutics”
99.2	Press release dated August 21, 2015, entitled “Cellectar Biosciences Introduces Phospholipid Ether-Drug Conjugate (PDC) Platform for Targeted Delivery of Chemotherapeutics”